T. Rowe Price Institutional Equity Funds, Inc.

T. Rowe Price Institutional Large-Cap Value Fund

Supplement to prospectus dated May 1, 2004

The Portfolio Management paragraph in Section 3 on page 17 of the prospectus dated May 1, 2004 is updated to reflect the following change:

Portfolio Management

The fund has an Investment Advisory Committee with the following members: John D. Linehan, Chairman, Jeffrey A. Arricale, Stephen W. Boesel, Kara Cheseby Landers, David R. Giroux, Michael W. Holton, Heather K. McPherson, and Brian C. Rogers. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund`s investment program. Mr. Linehan has been chairman of the fund`s committee since 2004. He joined T. Rowe Price in 1998 and has been managing investments since 1999.

The date of this supplement is October 8, 2004

E130-041 10/8/04

T. Rowe Price Institutional Equity Funds, Inc.

T. Rowe Price Institutional Large-Cap Core Growth Fund

Supplement to prospectus dated May 1, 2004

The Portfolio Management paragraph in Section 3 on page 16 of the prospectus dated May 1, 2004 is updated to reflect the following change:

Portfolio Management

The fund has an Investment Advisory Committee with the following members: Larry J. Puglia, Chairman, P. Robert Bartolo, Donald J. Easley, Henry M. Ellenbogen, Robert N. Gensler, Thomas J. Huber, Kris H. Jenner, Timothy E. Parker, Jeffrey Rottinghaus, Robert W. Sharps, and Robert Smith. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund`s investment program. Mr. Puglia has been chairman of the fund`s committee since 2004. He joined T. Rowe Price in 1990 and has been managing investments since 1993.

The date of this supplement is October 8, 2004

E148-041 10/8/04